UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2021

YIELD10 BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33133	04-3158289
(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

(617) 583-1700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YTEN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On May 24, 2021, Yield10 Bioscience, Inc. (the “Company”) held its 2021 annual meeting of its stockholders (the “Annual Meeting”). As of March 25, 2021, the record date for the Annual Meeting, there were 4,865,235 shares of the Company’s common stock outstanding and entitled to vote. At the Annual Meeting, the holders of 3,263,482 shares of the Company’s common stock were present or represented by proxy, which represented 67.1% of the total shares entitled to vote at the Annual Meeting.
A summary of the matters voted upon by the stockholders at the Annual Meeting, each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2021, and the final voting results for each matter are set forth below.
Proposal 1 - Election of Directors:
Stockholders reelected the nominees identified below as Class III directors of the Company to hold office until the annual meeting of stockholders in 2024 and until their successors are elected and qualified, subject to their earlier death, resignation or removal. The voting results for the nominees were as follows:

Name of Class III Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Anthony J. Sinskey, Sc.D.	2,285,499	128,591	849,392
Richard W. Hamilton, Ph.D.	2,313,390	100,700	849,392
Proposal 2 - Approval of an Amendment to the Company's 2018 Stock Option and Incentive Plan:
Stockholders approved an amendment to the Company's Amended and Restated 2018 Stock Option and Incentive Plan (the "Plan") to add 300,000 shares of common stock for issuance under the Plan. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,072,282	330,844	10,964	849,392
Proposal 3- Advisory Vote on Compensation of Executive Officers:
Stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,321,386	15,792	76,912	849,392
Proposal 4 - Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:
The selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, was ratified, based on the following votes:

Votes For	Votes Against	Abstentions
3,251,757	4,472	7,253

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

Date: May 25, 2021	By:	/s/ Oliver P. Peoples
Oliver P. Peoples, Ph.D.
President & Chief Executive Officer